UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 12, 2008

NETSUITE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2955 Campus Drive

Suite 100

San Mateo, CA 94403-2511

(Address of principal executive offices, including zip code)

(650) 627-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2008, NetSuite Inc. (the “Company”) issued a press release announcing unaudited financial results for its fourth quarter and full year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 on Form 8-K, certain of the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2008, the Compensation Committee of the Board of Directors (the “Board”) of the Company approved bonus awards for the fiscal year ended December 31, 2007 for each of the Company’s named executive officers (as defined in Item 402 of Regulation S-K) consistent with the target levels set forth in the Company’s 2007 Executive Bonus Plan. In addition, the Compensation Committee approved the payment of an additional discretionary bonus to James McGeever, the Company’s Chief Financial Officer, in the amount of $23,750.

On February 12, 2008, the Compensation Committee approved the following salary and bonus compensation arrangements for the Company’s named executive officers, effective as of January 1, 2008:

Base Salaries. The Committee approved the following base salaries for the named executive officers:

Executive Officer	Position	Old Base Salary	New Base Salary
Zachary Nelson	President and Chief Executive Officer	$375,000	$375,000
Evan M. Goldberg	Chief Technology Officer	$375,000	$375,000
James McGeever	Chief Financial Officer	$235,000	$250,000
Dean Mansfield	Executive Vice President, Services	$200,000	$250,000
Timothy Dilley	President, Worldwide Sales and Distribution	$250,000	$250,000

2008 Executive Bonus Plan. The Committee also approved the 2008 Executive Bonus Plan (the “Plan”) to establish the target bonus amounts and payout criteria for the Company’s named executive officers.

The Plan set target bonus payouts as follows:

Executive Officer	Position	Target Bonus
Zachary Nelson	President and Chief Executive Officer	$225,000
Evan M. Goldberg	Chief Technology Officer	$125,000
James McGeever	Chief Financial Officer	$150,000
Dean Mansfield	Executive Vice President, Services	$250,000
Timothy Dilley	President, Worldwide Sales and Distribution	$150,000

Under the Plan, the payment of target bonuses is tied to the achievement, on a quarterly basis, of a revenue target, a bookings target and a profit or loss target, as well as individual objectives for the named executive officers:

Executive Officer	Revenue	New Bookings	Net Income/ (Loss)	Individualized MBOs
Zachary Nelson	40%	20%	20%	20%
Evan M. Goldberg	40%	20%	20%	20%
James McGeever	40%	20%	20%	20%
Dean Mansfield	30%	30%	20%	20%
Timothy Dilley	60%	0%	20%	20%

Bonuses paid pursuant to the Plan are capped at 160% of target bonuses, based on percentage over or under achievement of the stated goals, except for the bonus for Mr. Mansfield, which is not subject to a cap.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated February 14, 2008, titled “NetSuite Announces Fourth Quarter and Fiscal Year 2007 Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSUITE INC.

Date: February 14, 2008	By:	/s/ Douglas P. Solomon
Douglas P. Solomon
Vice President, Legal & Corporate Affairs and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 14, 2008, titled “NetSuite Announces Fourth Quarter and Fiscal Year 2007 Results.”